Mine restoration provisions	12 Months Ended
Dec. 31, 2019
Disclosure Of Provisions [Abstract]
Mine restoration provisions
Mine restoration provisions

The Company’s mine restoration provisions consist primarily of costs associated with mine reclamation and closure activities. These activities, which tend to be site specific, generally include costs for earthworks, including detoxification and recontouring, revegetation, water treatment and demolition. In calculating the present value of the Company’s mine restoration provisions as at December 31, 2019, management used a risk-free rate applicable to each location’s functional currency ranging from 1.93% to 2.13% and an inflation rate of 2.3%. The undiscounted cash flows, before inflation adjustments, estimated to settle the mine restoration provisions was approximately $73 million at December 31, 2019 (2018 - $126 million). Due to the nature of mine closure plans, cash expenditures are expected to occur over a significant period of time with the majority of the expenditures expected to occur in the years from 2029 to 2045.

The following table shows the movement in the provision for mine restoration provisions:

	2019	2018
	$	$

Balance, beginning of year	117,221	98,446
Reclamation spending at continuing operations	(124)	(374)
Reclamation spending at discontinued operations	(1,016)	(666)
Accretion expense	2,459	2,641
Change in obligation	9,790	17,174
Obligations sold with Nicaraguan Group (Note 6)	(52,911)	—
Balance, end of year	75,419	117,221
Less: current portion	—	(3,170)
	75,419	114,051